EXHIBIT 99.1

State Auto Financial reports third quarter 2018 results
•Quarterly earnings of $0.76 per share
•Quarterly income from operations1 of $0.44 per share
•Quarterly GAAP combined ratio of 98.4
•Return on equity of 3.0%
•Book value per share of $20.24

COLUMBUS, OHIO - November 1, 2018 - State Auto Financial Corporation (NASDAQ:STFC) today reported third quarter 2018 net income of $33.4 million, or $0.76 per diluted share, compared to a net loss of $9.5 million, or $0.23 per diluted share, for the same 2017 period. Net income from operations per diluted share for the third quarter 2018 was $0.44 versus net loss from operations per diluted share of $0.54 for the same 2017 period.
For the first nine months of 2018, STFC had net income of $37.3 million, or $0.86 per diluted share, compared to a net loss of $4.1 million2, or $0.102 per diluted share, for the same 2017 period. Net earnings from operations1 per diluted share for the first nine months of 2018 was $0.53 versus a net loss from operations1 per diluted share of $0.782 for the same 2017 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the third quarter 2018 was 98.4 compared to 114.8 for the same 2017 period. Catastrophe losses during the third quarter 2018 accounted for 5.3 points of the 62.3 total loss ratio points, or $16.3 million, versus 17.6 points of the total 79.5 loss ratio points, or $56.1 million, for the same period in 2017. Non-catastrophe losses and ALAE during the third quarter 2018 included 5.9 points of favorable development relating to prior years, or $18.1 million, versus 2.8 points of favorable development, or $8.8 million, for the same period in 2017.
Net written premium for the third quarter 2018 decreased 2.8% compared to the same period in 2017. By insurance segment, net written premium for the personal and commercial segments increased 18.0% and 0.4%, respectively, with the specialty segment reported negative written premium as a result of our decision to exit the specialty business. The increase in the personal segment was primarily due to rate actions taken to improve the profitability in personal auto, new business growth, and a higher level of policies in force for the third quarter 2018 compared to the third quarter 2017. The increase in the commercial segment was primarily driven by rate increases and a higher level of new business production from commercial auto and middle market commercial during the third quarter 2018 compared to the third quarter 2017. Partially offsetting the increase was a decline in small commercial package and workers' compensation new business during the third quarter 2018 compared to the third quarter 2017.
STFC’s GAAP combined ratio for the first nine months of 2018 was 102.6 compared to 109.92 for the same 2017 period. Catastrophe losses for the first nine months of 2018 accounted for 6.8 points of the 66.8 total loss ratio points, or $63.6 million, versus 12.1 points of the total 75.03 loss ratio points, or $115.7 million, for the same period in 2017. Non-catastrophe losses and ALAE for the first nine months of 2018 included 5.6 points of favorable development relating to prior years, or $52.2 million, versus 3.0 points of favorable development, or $28.4 million, for the same period in 2017.
Net written premium for the first nine months of 2018 decreased 5.9% compared to the same period in 2017. By insurance segment, net written premium for the personal and commercial segments increased 21.0% and 3.4%, respectively, and the specialty segment decreased 91.9% in conjunction with our exit from this business. The increases in net written premiums in the personal and commercial segments were due to the same factors discussed above for the third quarter.

SAP Personal and Commercial Operating Results
The SAP personal and commercial segments', our ongoing insurance segments, combined ratio3 for the third quarter 2018 was 96.4 compared to 99.2 for the same 2017 period. Catastrophe losses during the third quarter 2018 accounted for 5.5 points of the total 61.4 loss ratio points, or $15.9 million, versus 4.8 points of the total 65.8 loss ratio points, or $12.4 million, for the same period in 2017. Non-catastrophe losses and ALAE during the third quarter 2018 included 6.9 points of favorable development relating to prior years, or $19.9 million, versus 3.9 points of favorable development, or $10.0 million, for the same period in 2017.
The SAP personal and commercial segments' combined ratio3 for the first nine months of 2018 was 100.8 compared to 104.0 for the same 2017 period. Catastrophe losses during the first nine months of 2018 accounted for 7.6 points of the total 66.0 loss ratio points, or $63.4 million, versus 8.9 points of the total 70.4 loss ratio points, or $69.1 million, for the same period in 2017. Non-catastrophe losses and ALAE during the first nine months of 2018 included 6.7 points of favorable development relating to prior years, or $56.4 million, versus 4.0 points of favorable development, or $31.0 million, for the same period in 2017.
Book Value and Return on Equity
STFC’s book value was $20.24 per share as of Sept. 30, 2018, compared to $20.632 on Dec. 31, 2017. The decrease was driven by the market value of our investment portfolio. Return on stockholders’ equity for the 12 months ended Sept. 30, 2018, was 3.0% compared to 3.2%2 for the 12 months ended Sept. 30, 2017.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
“We began a journey to transform State Auto in 2015. We rebuilt the foundation of our company with the culture required to deliver on our simple yet powerful goal of profitable growth. Just 14 months later, we began the rollout of a new digital platform for personal lines, and later for commercial lines. Our agents and customers responded with strong quote volume and a remarkable increase in new business.
“Third quarter 2018 delivered proof that we can grow and be profitable, and now I can definitively say that after three and a half years, the turnaround phase of our journey is complete. To be clear, we have a long way to go. A single quarter isn’t enough to declare victory, and the goals for the next phase of our journey are very ambitious. We can and we will be better.
“I’m extremely proud of our team and our independent agents. Together, we’ve returned State Auto to relevance in the property and casualty insurance industry, and we’re better prepared than ever to compete in an industry undergoing transformational change. Going forward, we’ll continue to build out our digital platform, improve the competitiveness of our products and provide outstanding service to our customers."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.32 per diluted share for the third quarter of 2018 and income of $0.33 year-to-date 2018 versus income of $0.31 per diluted share for the third quarter 2017 and income of $0.68 year-to-date 2017.
2 As previously disclosed, the results for the first nine months of 2017 have been restated to correct an error discovered during the first quarter of 2018 relating to the calculation of deferred acquisition costs (DAC) along with making other adjustments not previously recorded relating to that same time period. Although the error was immaterial to STFC’s previously issued financial statements, the cumulative correction would have a material effect on the 2018 financial statements. Accordingly, the results for the nine months ended Sept. 30, 2017, throughout this release have been adjusted to incorporate the revised amounts, where applicable. Please refer to our quarterly report on Form 10-Q for the quarterly period ending March 31, 2018, for further information.
3 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on page 20 of this release.
STFC has scheduled a conference call with interested investors for Thursday, November 1, at 11 a.m. ET to discuss the Company’s third quarter 2018 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., November 1, by calling 855-859-2056, conference ID 3282729. Supplemental schedules detailing the Company’s third quarter 2018 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Natalie Schoolcraft, 614-917-4341
Natalie.Schoolcraft@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2018	2017	2018	2017[2]
Net premiums written	$312.4	$321.3	$912.7	$969.4

Earned premiums	306.8	319.0	929.2	957.2
Net investment income	20.8	18.7	62.2	56.5
Net investment gain	17.8	20.2	18.2	43.8
Other income	0.6	0.5	1.8	1.7
Total revenue	346.0	358.4	1,011.4	1,059.2

Income (loss) before federal income taxes	41.0	(11.2)	45.4	(3.3)

Federal income tax expense (benefit)	7.6	(1.7)	8.1	0.8
Net income (loss)	$33.4	$(9.5)	$37.3	$(4.1)

Earnings (loss) per common share:
- basic	$0.78	$(0.23)	$0.87	$(0.10)
- diluted	$0.76	$(0.23)	$0.86	$(0.10)
Earnings (loss) per share from operations (A):
- basic	$0.45	$(0.54)	$0.54	$(0.78)
- diluted	$0.44	$(0.54)	$0.53	$(0.78)
Weighted average shares outstanding:
- basic	43.0	42.2	42.8	42.0
- diluted	43.6	42.2	43.3	42.0
Return on average equity (LTM)	3.0%	3.2%
Book value per share	$20.24	$21.16
Dividends paid per share	$0.10	$0.10	$0.30	$0.30
Total shares outstanding	43.0	42.2

GAAP ratios:
Cat loss and ALAE ratio	5.3	17.6	6.8	12.1
Non-cat loss and LAE ratio	57.0	61.9	60.0	62.9
Loss and LAE ratio	62.3	79.5	66.8	75.0
Expense ratio	36.1	35.3	35.8	34.9
Combined ratio	98.4	114.8	102.6	109.9

(A) Reconciliation of non-GAAP financial measure:
Net income (loss) from operations:
Net income	$33.4	$(9.5)	$37.3	$(4.1)
Net investment gain, net of tax	14.0	13.1	14.3	28.5
Net income (loss) from operations	$19.4	$(22.6)	$23.0	$(32.6)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	September 30	December 31
	2018	2017[2]
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,185.2 and $2,173.1, respectively)	$2,141.6	$2,192.8
Equity securities	376.3	365.3
Other invested assets	54.5	56.0
Other invested assets, at cost	5.6	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,648.0	2,689.7

Cash and cash equivalents	49.5	91.5
Accrued investment income and other assets	39.5	36.5
Deferred policy acquisition costs	104.5	110.3
Reinsurance recoverable on losses and loss expenses payable	5.0	3.1
Prepaid reinsurance premiums	6.8	6.4
Due from affiliate	10.6	—
Current federal income taxes	5.9	4.8
Net deferred federal income taxes	62.3	58.8
Property and equipment, net	7.1	7.3
Total assets	$2,939.2	$3,008.4

LIABILITIES
Losses and loss expenses payable	$1,198.7	$1,255.6
Unearned premiums	595.6	611.8
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.1
Pension and postretirement benefits	52.1	64.5
Due to affiliate	—	2.7
Other liabilities	101.4	76.7
Total liabilities	2,069.8	2,133.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 49.8 and 49.2 shares issued, respectively, at stated value of $2.50 per share	124.5	123.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(117.0)	(116.8)
Additional paid-in capital	188.6	171.8
Accumulated other comprehensive (loss) income	(68.3)	36.7
Retained earnings	741.6	660.3
Total stockholders' equity	869.4	875.0
Total liabilities and stockholders' equity	$2,939.2	$3,008.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended		Nine months ended
	September 30		September 30
	2018	2017	2018	2017[2]
Earned premiums	$306.8	$319.0	$929.2	$957.2
Net investment income	20.8	18.7	62.2	56.5
Net investment gain	17.8	20.2	18.2	43.8
Other income from affiliates	0.6	0.5	1.8	1.7
Total revenues	346.0	358.4	1,011.4	1,059.2

Losses and loss expenses	191.0	253.5	621.1	718.2
Acquisition and operating expenses	110.9	112.7	333.0	334.1
Interest expense	1.2	1.5	4.5	4.4
Other expenses	1.9	1.9	7.4	5.8
Total expenses	305.0	369.6	966.0	1,062.5

Income (loss) before federal income taxes	41.0	(11.2)	45.4	(3.3)
Federal income tax expense (benefit)	7.6	(1.7)	8.1	0.8
Net income (loss)	$33.4	$(9.5)	$37.3	$(4.1)
Earnings (loss) per common share:
Basic	$0.78	$(0.23)	$0.87	$(0.10)
Diluted	$0.76	$(0.23)	$0.86	$(0.10)
Dividends paid per common share	$0.10	$0.10	$0.30	$0.30

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended
September 30
2018
Net income	$33.4
Other comprehensive loss, net of tax:
Net unrealized holding losses on fixed maturities:
Unrealized holding losses	(14.7)
Reclassification adjustments for gains realized in net income	—
Income tax benefit	3.1
Total net unrealized holding losses on fixed maturities	(11.6)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.4)
Net actuarial loss	2.2
Income tax expense	(0.2)
Total net unrecognized benefit plan obligations	0.6
Other comprehensive loss	(11.0)
Comprehensive income	$22.5

($ in millions)	Three months ended
(unaudited)	September 30
2017
Net loss	$(9.5)
Other comprehensive income, net of tax:
Net unrealized holding gains on investments:
Unrealized holding gains	11.0
Reclassification adjustments for gains realized in net income	(20.2)
Income tax benefit	3.2
Total net unrealized holding losses on investments	(6.0)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.3)
Net actuarial loss	2.1
Income tax expense	(0.3)
Total net unrecognized benefit plan obligations	0.5
Other comprehensive loss	(5.5)
Comprehensive loss	$(15.0)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Nine months ended
September 30
2018
Net income	$37.3
Other comprehensive loss, net of tax:
Net unrealized holding losses on fixed maturities:
Unrealized holding losses	(61.6)
Reclassification adjustments for gains realized in net income	(1.7)
Income tax benefit	13.3
Total net unrealized holding losses on fixed maturities	(50.0)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(4.1)
Net actuarial loss	6.4
Income tax expense	(0.5)
Total net unrecognized benefit plan obligations	1.8
Other comprehensive loss	(48.2)
Comprehensive loss	$(10.9)

($ in millions)	Nine months ended
September 30
2017[2]
Net loss	$(4.1)
Other comprehensive income, net of tax:
Net unrealized holding gains on investments:
Unrealized holding gains	65.6
Reclassification adjustments for gains realized in net income	(43.8)
Income tax expense	(7.6)
Total net unrealized holding gains on investments	14.2
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(4.1)
Net actuarial loss	6.1
Income tax expense	(0.8)
Total net unrecognized benefit plan obligations	1.2
Other comprehensive income	15.4
Comprehensive income	$11.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Nine Months Ended	Year Ended
	September 30	December 31
	2018	2017[2]
Common shares:
Balance at beginning of year	49.2	48.6
Issuance of shares	0.6	0.6
Balance at period ended	49.8	49.2

Treasury shares:
Balance at beginning of year	(6.8)	(6.8)
Balance at period ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$123.0	$121.6
Issuance of shares	1.5	1.4
Balance at period ended	124.5	123.0

Treasury stock:
Balance at beginning of year	$(116.8)	$(116.5)
Shares acquired on stock award exercises and vested restricted shares	(0.2)	(0.3)
Balance at beginning of year and period ended	(117.0)	(116.8)

Additional paid-in capital:
Balance at beginning of year	$171.8	$159.9
Issuance of common stock	10.1	8.8
Stock awards granted	6.7	3.1
Balance at period ended	188.6	171.8

Accumulated other comprehensive income:
Balance at beginning of the year	$36.7	$32.5
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	(56.8)	—
Adjusted beginning balance at January 1, 2018		—
Change in unrealized losses on available-for-sale investments, net of tax	(50.0)	3.2
Change in unrecognized benefit plan obligations, net of tax	1.8	1.0
Balance at period ended	(68.3)	36.7

Retained earnings:
Balance at beginning of year	$660.3	$687.9
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	56.8	—
Adjusted beginning balance at January 1, 2018	717.1	—
Net income (loss)	37.3	(10.7)
Cash dividends paid	(12.8)	(16.9)
Balance at period ended	741.6	660.3

Total stockholders' equity at period ended	$869.4	$875.0

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Nine months ended
	September 30
	2018	2017[2]
Cash flows from operating activities:
Net income (loss)	$37.3	$(4.1)
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization, net	6.7	9.9
Share-based compensation	6.7	3.0
Net investment gain	(18.2)	(43.8)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	5.8	7.2
Accrued investment income and other assets	(3.0)	2.0
Postretirement and pension benefits	(10.6)	(9.1)
Other liabilities and due to/from affiliates, net	11.8	(15.1)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(2.3)	(1.9)
Losses and loss expenses payable	(56.9)	98.9
Unearned premiums	(16.2)	12.7
Deferred tax expense on share-based awards	—	1.3
Federal income taxes	8.6	(0.3)
Net cash (used in) provided by operating activities	(30.3)	60.7
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(267.0)	(409.2)
Purchases of equity securities	(82.2)	(104.1)
Purchases of other invested assets	(1.1)	(1.0)
Maturities, calls and pay downs of fixed maturities available-for-sale	180.4	192.1
Sales of fixed maturities available-for-sale	69.7	156.3
Sales of equity securities	89.3	171.3
Sales of other invested assets	0.9	0.8
Net cash (used in) provided by investing activities	(10.0)	6.2
Cash flows from financing activities:
Proceeds from issuance of common stock	11.7	6.0
Payments to acquire treasury stock	(0.2)	(0.2)
Payment of dividends	(12.8)	(12.7)
Payment of prepayment fee	(0.4)	—
Net cash used in financing activities	(1.7)	(6.9)
Net (decrease) increase in cash and cash equivalents	(42.0)	60.0
Cash and cash equivalents at beginning of period	91.5	51.1
Cash and cash equivalents at end of period	$49.5	$111.1
Supplemental disclosures:
Interest paid (affiliates $0.7 and $0.6, respectively)	$4.5	$4.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Quarter to Date
Gross investment income:
Fixed maturities	$14.8	$14.5	$15.0	$14.9	$15.1
TIPS	0.6	1.6	1.1	2.0	1.3
Total fixed maturities	15.4	16.1	16.1	16.9	16.4
Equity securities	2.0	4.8	2.5	3.1	3.0
Other	1.6	1.7	1.7	1.8	1.7
Total gross investment income	19.0	22.6	20.3	21.8	21.1
Less: Investment expenses	0.3	0.3	0.4	0.3	0.3
Net investment income	$18.7	$22.3	$19.9	$21.5	$20.8

Year to Date
Gross investment income:
Fixed maturities	$43.6	$58.1	$15.0	$29.9	$45.0
TIPS	3.5	5.1	1.1	3.1	4.4
Total fixed maturities	47.1	63.2	16.1	33.0	49.4
Equity securities	5.7	10.5	2.5	5.6	8.6
Other	4.6	6.3	1.7	3.5	5.2
Total gross investment income	57.4	80.0	20.3	42.1	63.2
Less: Investment expenses	0.9	1.2	0.4	0.7	1.0
Net investment income	$56.5	$78.8	$19.9	$41.4	$62.2

	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
TIPS, fair value	$153.5	$155.8	$147.4	$156.5	$143.8
TIPS, book value	$145.5	$146.5	$140.7	$150.6	$140.8

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:
	September 30	June 30	March 31	December 31
	2018	2018	2018	2017[2]
Deferred tax assets:
Unearned premiums not currently deductible	$24.8	$24.5	$24.6	$25.5
Losses and loss expenses payable discounting	11.2	11.6	11.6	22.0
Postretirement and pension benefits	10.9	12.1	13.4	13.6
Net unrealized holding losses on investments	9.2	6.1	3.7	—
Realized loss on other-than-temporary impairment	1.9	1.9	2.2	2.1
Other liabilities	12.2	10.4	8.8	9.2
Net operating loss carryforward	25.0	30.3	29.9	34.3
Tax credit carryforwards	2.7	2.7	2.7	3.7
Other	—	—	—	2.5
Total deferred tax assets	97.9	99.6	96.9	112.9
Deferred tax liabilities:
Deferral of policy acquisition costs	21.9	22.0	22.1	23.1
Net unrealized holding gains on investments	—	—	—	20.3
Other	13.7	10.5	8.2	10.7
Total deferred tax liabilities	35.6	32.5	30.3	54.1
Net deferred federal income taxes	$62.3	$67.1	$66.6	$58.8

The following table sets forth the components of federal income tax expense (benefit):
	Three months ended September 30		Nine months ended September 30
	2018	2017	2018	2017[2]
Income (loss) before federal income taxes	$41.0	$(11.2)	$45.4	$(3.3)
Federal income tax expense (benefit):
Current	(0.1)	(0.1)	(1.1)	—
Deferred	7.7	(1.6)	9.2	0.8
Total federal income tax expense (benefit)	7.6	(1.7)	8.1	0.8
Net income (loss)	$33.4	$(9.5)	$37.3	$(4.1)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$110.7	$76.6	$8.0	$195.3
Net earned premiums	103.5	63.7	5.8	173.0
Losses and LAE incurred:
Cat loss and ALAE	0.9	11.1	0.8	12.8
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(7.3)	(1.5)	(0.8)	(9.6)
Current accident year non-cat loss and ALAE	61.9	27.6	2.4	91.9
Total non-cat loss and ALAE	54.6	26.1	1.6	82.3
Total Loss and ALAE	55.5	37.2	2.4	95.1
ULAE	6.8	3.8	0.1	10.7
Total Loss and LAE	62.3	41.0	2.5	105.8
Underwriting expenses	32.6	24.9	2.8	60.3
Net underwriting gain (loss)	$8.6	$(2.2)	$0.5	$6.9

Cat loss and ALAE ratio	0.8%	17.4%	13.7%	7.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.1)%	(2.3)%	(14.5)%	(5.6)%
Current accident year non-cat loss and ALAE ratio	59.8%	43.2%	43.0%	53.1%
Total non-cat loss and ALAE ratio	52.7%	40.9%	28.5%	47.5%
Total Loss and ALAE ratio	53.5%	58.3%	42.2%	54.9%
ULAE ratio	6.6%	5.9%	1.1%	6.2%
Total Loss and LAE ratio	60.1%	64.2%	43.3%	61.1%
Expense ratio	29.5%	32.6%	34.4%	30.9%
Combined ratio	89.6%	96.8%	77.7%	92.0%

($ in millions)
Three months ended September 30, 2017	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$96.5	$64.1	$4.9	$165.5
Net earned premiums	84.9	54.6	4.6	144.1
Losses and LAE incurred:
Cat loss and ALAE	2.5	5.1	0.4	8.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.5)	—	0.4	(0.1)
Current accident year non-cat loss and ALAE	60.3	24.0	1.1	85.4
Total non-cat loss and ALAE	59.8	24.0	1.5	85.3
Total Loss and ALAE	62.3	29.1	1.9	93.3
ULAE	5.5	3.2	0.2	8.9
Total Loss and LAE	67.8	32.3	2.1	102.2
Underwriting expenses	26.8	20.9	1.6	49.3
Net underwriting (loss) gain	$(9.7)	$1.4	$0.9	$(7.4)

Cat loss and ALAE ratio	3.0%	9.3%	8.3%	5.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(0.6)%	—%	7.6%	(0.1)%
Current accident year non-cat loss and ALAE ratio	71.0%	44.1%	25.8%	59.3%
Total non-cat loss and ALAE ratio	70.4%	44.1%	33.4%	59.2%
Total Loss and ALAE ratio	73.4%	53.4%	41.7%	64.8%
ULAE ratio	6.5%	5.8%	2.8%	6.1%
Total Loss and LAE ratio	79.9%	59.2%	44.5%	70.9%
Expense ratio	27.7%	32.6%	35.8%	29.8%
Combined ratio	107.6%	91.8%	80.3%	100.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$318.8	$203.0	$20.1	$541.9
Net earned premiums	296.1	182.0	16.1	494.2
Losses and LAE incurred:
Cat loss and ALAE	4.8	38.1	2.2	45.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(18.5)	(7.2)	(1.1)	(26.8)
Current accident year non-cat loss and ALAE	193.6	81.9	8.0	283.5
Total non-cat loss and ALAE	175.1	74.7	6.9	256.7
Total Loss and ALAE	179.9	112.8	9.1	301.8
ULAE	17.7	12.4	0.6	30.7
Total Loss and LAE	197.6	125.2	9.7	332.5
Underwriting expenses	92.9	65.9	7.5	166.3
Net underwriting gain (loss)	$5.6	$(9.1)	$(1.1)	$(4.6)

Cat loss and ALAE ratio	1.6%	20.9%	13.5%	9.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.3)%	(3.9)%	(7.1)%	(5.4)%
Current accident year non-cat loss and ALAE ratio	65.4%	45.0%	50.0%	57.4%
Total non-cat loss and ALAE ratio	59.1%	41.1%	42.9%	52.0%
Total Loss and ALAE ratio	60.7%	62.0%	56.4%	61.1%
ULAE ratio	6.0%	6.8%	3.7%	6.2%
Total Loss and LAE ratio	66.7%	68.8%	60.1%	67.3%
Expense ratio	29.1%	32.5%	37.2%	30.7%
Combined ratio	95.8%	101.3%	97.3%	98.0%

($ in millions)
Nine months ended September 30, 2017	Personal Auto[3]	Homeowners	Other Personal	Total[2]

Net written premiums	$265.3	$168.9	$13.7	$447.9
Net earned premiums	251.8	164.6	14.2	430.6
Losses and LAE incurred:
Cat loss and ALAE	8.4	34.2	1.1	43.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(2.3)	1.9	2.5	2.1
Current accident year non-cat loss and ALAE	178.9	72.0	4.3	255.2
Total non-cat loss and ALAE	176.6	73.9	6.8	257.3
Total Loss and ALAE	185.0	108.1	7.9	301.0
ULAE	15.8	11.3	0.9	28.0
Total Loss and LAE	200.8	119.4	8.8	329.0
Underwriting expenses	73.4	54.7	4.9	133.0
Net underwriting (loss) gain	$(22.4)	$(9.5)	$0.5	$(31.4)

Cat loss and ALAE ratio	3.3%	20.8%	7.5%	10.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(0.9)%	1.2%	17.3%	0.5%
Current accident year non-cat loss and ALAE ratio	71.0%	43.7%	30.9%	59.3%
Total non-cat loss and ALAE ratio	70.1%	44.9%	48.2%	59.8%
Total Loss and ALAE ratio	73.4%	65.7%	55.7%	70.0%
ULAE ratio	6.3%	6.8%	6.4%	6.5%
Total Loss and LAE ratio	79.7%	72.5%	62.1%	76.5%
Expense ratio	27.6%	32.4%	36.5%	29.7%
Combined ratio	107.3%	104.9%	98.6%	106.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$19.1	$29.1	$29.8	$24.1	$10.7	$4.8	$117.6
Net earned premiums	18.8	30.5	28.6	21.3	11.3	4.7	115.2
Losses and LAE incurred:
Cat loss and ALAE	(0.4)	2.1	0.5	—	0.8	0.1	3.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(1.8)	(1.9)	(2.5)	(1.0)	(2.0)	(10.3)
Current accident year non-cat loss and ALAE	11.5	18.5	18.7	14.3	6.5	2.3	71.8
Total non-cat loss and ALAE	10.4	16.7	16.8	11.8	5.5	0.3	61.5
Total Loss and ALAE	10.0	18.8	17.3	11.8	6.3	0.4	64.6
ULAE	0.9	1.8	1.6	1.8	0.3	0.2	6.6
Total Loss and LAE	10.9	20.6	18.9	13.6	6.6	0.6	71.2
Underwriting expenses	8.8	12.7	12.5	7.4	5.5	2.3	49.2
Net underwriting (loss) gain	$(0.9)	$(2.8)	$(2.8)	$0.3	$(0.8)	$1.8	$(5.2)

Cat loss and ALAE ratio	(1.8)%	6.8%	1.7%	—%	7.3%	1.7%	2.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.9)%	(5.8)%	(6.7)%	(12.0)%	(8.2)%	(42.7)%	(8.9)%
Current accident year non-cat loss and ALAE ratio	60.9%	60.6%	65.3%	67.5%	57.5%	51.0%	62.4%
Total non-cat loss and ALAE ratio	55.0%	54.8%	58.6%	55.5%	49.3%	8.3%	53.5%
Total Loss and ALAE ratio	53.2%	61.6%	60.3%	55.5%	56.6%	10.0%	56.2%
ULAE ratio	5.1%	5.7%	5.4%	8.1%	2.4%	5.5%	5.7%
Total Loss and LAE ratio	58.3%	67.3%	65.7%	63.6%	59.0%	15.5%	61.9%
Expense ratio	46.3%	43.6%	41.7%	30.5%	51.5%	47.3%	41.8%
Combined ratio	104.6%	110.9%	107.5%	94.1%	110.5%	62.8%	103.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended September 30, 2017	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$18.6	$31.4	$28.8	$25.1	$10.1	$3.3	$117.3
Net earned premiums	18.8	33.3	26.7	22.0	10.1	3.4	114.3
Losses and LAE incurred:
Cat loss and ALAE	0.3	2.5	0.4	—	1.2	—	4.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(2.6)	(2.9)	(0.8)	(2.2)	(0.2)	(1.2)	(9.9)
Current accident year non-cat loss and ALAE	13.2	20.3	13.5	14.1	5.1	1.5	67.7
Total non-cat loss and ALAE	10.6	17.4	12.7	11.9	4.9	0.3	57.8
Total Loss and ALAE	10.9	19.9	13.1	11.9	6.1	0.3	62.2
ULAE	1.2	1.7	0.9	1.5	0.2	0.1	5.6
Total Loss and LAE	12.1	21.6	14.0	13.4	6.3	0.4	67.8
Underwriting expenses	7.8	14.1	10.3	7.4	3.7	1.9	45.2
Net underwriting (loss) gain	$(1.1)	$(2.4)	$2.4	$1.2	$0.1	$1.1	$1.3

Cat loss and ALAE ratio	1.6%	7.6%	1.4%	—%	11.7%	—%	3.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(13.6)%	(9.0)%	(3.0)%	(9.6)%	(2.7)%	(33.4)%	(8.6)%
Current accident year non-cat loss and ALAE ratio	70.2%	61.4%	50.4%	63.9%	50.5%	40.2%	59.2%
Total non-cat loss and ALAE ratio	56.6%	52.4%	47.4%	54.3%	47.8%	6.8%	50.6%
Total Loss and ALAE ratio	58.2%	60.0%	48.8%	54.3%	59.5%	6.8%	54.4%
ULAE ratio	5.7%	5.1%	3.3%	6.6%	3.6%	7.8%	5.0%
Total Loss and LAE ratio	63.9%	65.1%	52.1%	60.9%	63.1%	14.6%	59.4%
Expense ratio	42.1%	44.8%	36.0%	29.6%	36.8%	54.4%	38.5%
Combined ratio	106.0%	109.9%	88.1%	90.5%	99.9%	69.0%	97.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$59.1	$91.1	$90.8	$66.1	$34.9	$14.5	$356.5
Net earned premiums	55.9	91.2	85.0	66.7	33.4	13.5	345.7
Losses and LAE incurred:
Cat loss and ALAE	0.2	9.8	5.8	—	2.4	0.1	18.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(5.7)	(6.5)	(5.3)	(8.4)	(2.2)	(1.5)	(29.6)
Current accident year non-cat loss and ALAE	34.9	55.3	55.9	43.3	17.1	6.0	212.5
Total non-cat loss and ALAE	29.2	48.8	50.6	34.9	14.9	4.5	182.9
Total Loss and ALAE	29.4	58.6	56.4	34.9	17.3	4.6	201.2
ULAE	3.2	4.8	4.6	5.6	1.3	0.8	20.3
Total Loss and LAE	32.6	63.4	61.0	40.5	18.6	5.4	221.5
Underwriting expenses	26.4	40.4	36.1	21.8	15.7	6.1	146.5
Net underwriting (loss) gain	$(3.1)	$(12.6)	$(12.1)	$4.4	$(0.9)	$2.0	$(22.3)

Cat loss and ALAE ratio	0.4%	10.8%	6.8%	—%	7.3%	0.6%	5.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(10.1)%	(7.1)%	(6.2)%	(12.6)%	(6.5)%	(11.2)%	(8.5)%
Current accident year non-cat loss and ALAE ratio	62.4%	60.6%	65.7%	64.9%	51.1%	44.9%	61.5%
Total non-cat loss and ALAE ratio	52.3%	53.5%	59.5%	52.3%	44.6%	33.7%	53.0%
Total Loss and ALAE ratio	52.7%	64.3%	66.3%	52.3%	51.9%	34.3%	58.3%
ULAE ratio	5.8%	5.2%	5.4%	8.4%	3.9%	6.0%	5.9%
Total Loss and LAE ratio	58.5%	69.5%	71.7%	60.7%	55.8%	40.3%	64.2%
Expense ratio	44.7%	44.3%	39.7%	32.9%	45.0%	42.0%	41.1%
Combined ratio	103.2%	113.8%	111.4%	93.6%	100.8%	82.3%	105.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2017	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$56.9	$93.7	$85.2	$66.4	$31.5	$10.9	$344.6
Net earned premiums	57.6	96.5	81.2	66.3	29.1	11.1	341.8
Losses and LAE incurred:
Cat loss and ALAE	0.9	12.0	7.6	—	4.9	—	25.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(5.7)	(7.9)	(6.1)	(6.9)	(1.0)	(5.5)	(33.1)
Current accident year non-cat loss and ALAE	39.7	54.9	43.9	44.5	16.2	5.4	204.6
Total non-cat loss and ALAE	34.0	47.0	37.8	37.6	15.2	(0.1)	171.5
Total Loss and ALAE	34.9	59.0	45.4	37.6	20.1	(0.1)	196.9
ULAE	3.3	4.3	3.5	5.1	1.6	0.6	18.4
Total Loss and LAE	38.2	63.3	48.9	42.7	21.7	0.5	215.3
Underwriting expenses	23.4	40.9	31.0	21.0	11.5	5.7	133.5
Net underwriting (loss) gain	$(4.0)	$(7.7)	$1.3	$2.6	$(4.1)	$4.9	$(7.0)

Cat loss and ALAE ratio	1.6%	12.4%	9.3%	—%	16.9%	0.1%	7.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(9.8)%	(8.2)%	(7.6)%	(10.3)%	(3.6)%	(48.9)%	(9.7)%
Current accident year non-cat loss and ALAE ratio	68.8%	57.0%	54.2%	67.1%	55.7%	47.9%	59.9%
Total non-cat loss and ALAE ratio	59.0%	48.8%	46.6%	56.8%	52.1%	(1.0)%	50.2%
Total Loss and ALAE ratio	60.6%	61.2%	55.9%	56.8%	69.0%	(0.9)%	57.6%
ULAE ratio	5.6%	4.4%	4.3%	7.6%	5.7%	5.6%	5.4%
Total Loss and LAE ratio	66.2%	65.6%	60.2%	64.4%	74.7%	4.7%	63.0%
Expense ratio	41.1%	43.6%	36.4%	31.6%	36.5%	52.2%	38.7%
Combined ratio	107.3%	109.2%	96.6%	96.0%	111.2%	56.9%	101.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal & Commercial Insurance Segment Results
($ in millions)
(unaudited)
	3Q 2018	3Q 2017	YTD 2018	YTD 2017[2]

Net written premiums	$312.9	$282.8	$898.4	$792.6
Net earned premiums	288.2	258.4	839.9	772.4
Losses and LAE incurred:
Cat loss and ALAE	15.9	12.4	63.4	69.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(19.9)	(10.0)	(56.4)	(31.0)
Current accident year non-cat loss and ALAE	163.7	153.1	496.0	459.8
Total non-cat loss and ALAE	143.8	143.1	439.6	428.8
Total Loss and ALAE	159.7	155.5	503.0	497.9
ULAE	17.3	14.5	51.0	46.4
Total Loss and LAE	177.0	170.0	554.0	544.3
Underwriting expenses	109.5	94.5	312.8	266.5
Net underwriting gain (loss)	$1.7	$(6.1)	$(26.9)	$(38.7)

Cat loss and ALAE ratio	5.5%	4.8%	7.6%	8.9%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.9)%	(3.9)%	(6.7)%	(4.0)%
Current accident year non-cat loss and ALAE ratio	56.8%	59.3%	59.0%	59.5%
Total non-cat loss and ALAE ratio	49.9%	55.4%	52.3%	55.5%
Total Loss and ALAE ratio	55.4%	60.2%	59.9%	64.4%
ULAE ratio	6.0%	5.6%	6.1%	6.0%
Total Loss and LAE ratio	61.4%	65.8%	66.0%	70.4%
Expense ratio	35.0%	33.4%	34.8%	33.6%
Combined ratio	96.4%	99.2%	100.8%	104.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Specialty Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2018	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$(0.2)	$(0.3)	$—	$(0.5)
Net earned premiums	1.5	15.2	1.9	18.6
Losses and LAE incurred:
Cat loss and ALAE	0.4	—	—	0.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.5)	0.6	1.7	1.8
Current accident year non-cat loss and ALAE	0.6	10.1	0.7	11.4
Total non-cat loss and ALAE	0.1	10.7	2.4	13.2
Total Loss and ALAE	0.5	10.7	2.4	13.6
ULAE	0.1	0.5	0.2	0.8
Total Loss and LAE	0.6	11.2	2.6	14.4
Underwriting expenses	0.4	1.5	0.4	2.3
Net underwriting gain (loss)	$0.5	$2.5	$(1.1)	$1.9

Cat loss and ALAE ratio	27.9%	—%	(0.6)%	2.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(27.5)%	3.6%	85.7%	9.4%
Current accident year non-cat loss and ALAE ratio	37.3%	66.7%	44.8%	62.1%
Total non-cat loss and ALAE ratio	9.8%	70.3%	130.5%	71.5%
Total Loss and ALAE ratio	37.7%	70.3%	129.9%	73.7%
ULAE ratio	4.0%	3.1%	10.6%	3.9%
Total Loss and LAE ratio	41.7%	73.4%	140.5%	77.6%
Expense ratio	(163.8)%	(557.0)%	(3,302.4)%	(439.2)%
Combined ratio	(122.1)%	(483.6)%	(3,161.9)%	(361.6)%

($ in millions)
Three months ended September 30, 2017	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$4.9	$26.3	$7.3	$38.5
Net earned premiums	10.0	27.0	23.6	60.6
Losses and LAE incurred:
Cat loss and ALAE	42.9	0.3	0.5	43.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	1.4	(0.8)	0.6	1.2
Current accident year non-cat loss and ALAE	2.6	18.1	16.5	37.2
Total non-cat loss and ALAE	4.0	17.3	17.1	38.4
Total Loss and ALAE	46.9	17.6	17.6	82.1
ULAE	—	0.7	1.2	1.9
Total Loss and LAE	46.9	18.3	18.8	84.0
Underwriting expenses	3.7	9.4	2.6	15.7
Net underwriting (loss) gain	$(40.6)	$(0.7)	$2.2	$(39.1)

Cat loss and ALAE ratio	430.9%	1.2%	2.1%	72.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	13.6%	(3.0)%	2.1%	1.7%
Current accident year non-cat loss and ALAE ratio	25.0%	66.9%	70.7%	61.5%
Total non-cat loss and ALAE ratio	38.6%	63.9%	72.8%	63.2%
Total Loss and ALAE ratio	469.5%	65.1%	74.9%	135.4%
ULAE ratio	1.0%	2.5%	4.9%	3.2%
Total Loss and LAE ratio	470.5%	67.6%	79.8%	138.6%
Expense ratio	75.1%	35.8%	35.5%	40.8%
Combined ratio	545.6%	103.4%	115.3%	179.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2018	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$(5.5)	$20.7	$(0.9)	$14.3
Net earned premiums	9.8	60.2	19.3	89.3
Losses and LAE incurred:
Cat loss and ALAE	0.5	—	(0.3)	0.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.1)	3.4	0.9	4.2
Current accident year non-cat loss and ALAE	3.3	42.5	13.6	59.4
Total non-cat loss and ALAE	3.2	45.9	14.5	63.6
Total Loss and ALAE	3.7	45.9	14.2	63.8
ULAE	0.2	2.5	1.8	4.5
Total Loss and LAE	3.9	48.4	16.0	68.3
Underwriting expenses	3.3	11.1	2.1	16.5
Net underwriting gain	$2.6	$0.7	$1.2	$4.5

Cat loss and ALAE ratio	4.8%	—%	(1.4)%	0.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(0.8)%	5.6%	4.4%	4.6%
Current accident year non-cat loss and ALAE ratio	33.5%	70.7%	71.0%	66.6%
Total non-cat loss and ALAE ratio	32.7%	76.3%	75.4%	71.2%
Total Loss and ALAE ratio	37.5%	76.3%	74.0%	71.4%
ULAE ratio	2.0%	4.0%	9.4%	5.0%
Total Loss and LAE ratio	39.5%	80.3%	83.4%	76.4%
Expense ratio	(59.2)%	54.2%	(249.4)%	115.9%
Combined ratio	(19.7)%	134.5%	(166.0)%	192.3%

($ in millions)
Nine months ended September 30, 2017	E&S Property[2]	E&S Casualty	Programs[2]	Total[2]

Net written premiums	$31.4	$83.6	$61.9	$176.9
Net earned premiums	31.4	76.1	77.3	184.8
Losses and LAE incurred:
Cat loss and ALAE	45.3	0.3	1.0	46.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	3.0	(1.1)	0.7	2.6
Current accident year non-cat loss and ALAE	8.4	53.4	57.2	119.0
Total non-cat loss and ALAE	11.4	52.3	57.9	121.6
Total Loss and ALAE	56.7	52.6	58.9	168.2
ULAE	(0.2)	2.9	4.2	6.9
Total Loss and LAE	56.5	55.5	63.1	175.1
Underwriting expenses	14.7	29.5	17.6	61.8
Net underwriting loss	$(39.8)	$(8.9)	$(3.4)	$(52.1)

Cat loss and ALAE ratio	144.4%	0.4%	1.2%	25.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	9.6%	(1.4)%	0.8%	1.4%
Current accident year non-cat loss and ALAE ratio	26.6%	70.0%	74.2%	64.4%
Total non-cat loss and ALAE ratio	36.2%	68.6%	75.0%	65.8%
Total Loss and ALAE ratio	180.6%	69.0%	76.2%	91.0%
ULAE ratio	(0.5)%	3.9%	5.4%	3.7%
Total Loss and LAE ratio	180.1%	72.9%	81.6%	94.7%
Expense ratio	47.1%	35.2%	28.4%	35.0%
Combined ratio	227.2%	108.1%	110.0%	129.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
($ in millions)
(unaudited)	3Q 2018	3Q 2017	YTD 2018	YTD 2017[2]

Net written premiums	$312.4	$321.3	$912.7	$969.4
Net earned premiums	306.8	319.0	929.2	957.2
Losses and LAE incurred:
Cat loss and ALAE	16.3	56.1	63.6	115.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(18.1)	(8.8)	(52.2)	(28.4)
Current accident year non-cat loss and ALAE	175.1	190.3	555.4	578.8
Total non-cat loss and ALAE	157.0	181.5	503.2	550.4
Total Loss and ALAE	173.3	237.6	566.8	666.1
ULAE	18.1	16.4	55.5	53.3
Total Loss and LAE	191.4	254.0	622.3	719.4
Underwriting expenses	111.8	110.2	329.3	328.3
Net underwriting gain (loss)	$3.6	$(45.2)	$(22.4)	$(90.5)

Cat loss and ALAE ratio	5.3%	17.6%	6.8%	12.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.9)%	(2.8)%	(5.6)%	(3.0)%
Current accident year non-cat loss and ALAE ratio	57.1%	59.7%	59.8%	60.5%
Total non-cat loss and ALAE ratio	51.2%	56.9%	54.2%	57.5%
Total Loss and ALAE ratio	56.5%	74.5%	61.0%	69.6%
ULAE ratio	5.9%	5.1%	6.0%	5.6%
Total Loss and LAE ratio	62.4%	79.6%	67.0%	75.2%
Expense ratio	35.8%	34.3%	36.1%	33.9%
Combined ratio	98.2%	113.9%	103.1%	109.1%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the three and nine months ended September 30, 2018 and 2017:

($ millions)	3Q 2018	3Q 2017	YTD 2018	YTD 2017[2]
Segment income before federal income taxes:
Insurance segments:
Personal insurance SAP underwriting gain (loss)	$6.9	$(7.4)	$(4.6)	$(31.4)
Commercial insurance SAP underwriting (loss) gain	(5.2)	1.3	(22.3)	(7.0)
Specialty insurance SAP underwriting gain (loss)	1.9	(39.1)	4.5	(52.1)
Total insurance segments	3.6	(45.2)	(22.4)	(90.5)
Investment operations segment:
Net investment income	20.8	18.7	62.2	56.5
Net investment gain	17.8	20.2	18.2	43.8
Total investment operations segment	38.6	38.9	80.4	100.3
All other segments income	0.1	0.1	0.3	0.2
Reconciling items:
GAAP adjustments	0.8	(2.8)	(2.6)	(6.3)
Interest expense on corporate debt	(1.2)	(1.5)	(4.5)	(4.4)
Corporate expenses	(0.9)	(0.7)	(5.8)	(2.6)
Total reconciling items	(1.3)	(5.0)	(12.9)	(13.3)
Total consolidated income (loss) before federal income taxes	$41.0	$(11.2)	$45.4	$(3.3)